UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2022

Philip Morris International Inc.

(Exact name of registrant as specified in its charter)

Virginia	1-33708	13-3435103
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

677 Washington Blvd, Suite 1100, Stamford, Connecticut	06901-3707
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 905-2410

120 Park Avenue, New York, New York 10017-5592

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	PM	New York Stock Exchange
2.625% Notes due 2023	PM23	New York Stock Exchange
2.125% Notes due 2023	PM23B	New York Stock Exchange
3.600% Notes due 2023	PM23A	New York Stock Exchange
2.875% Notes due 2024	PM24	New York Stock Exchange
2.875% Notes due 2024	PM24C	New York Stock Exchange
0.625% Notes due 2024	PM24B	New York Stock Exchange
3.250% Notes due 2024	PM24A	New York Stock Exchange
2.750% Notes due 2025	PM25	New York Stock Exchange
3.375% Notes due 2025	PM25A	New York Stock Exchange
2.750% Notes due 2026	PM26A	New York Stock Exchange
2.875% Notes due 2026	PM26	New York Stock Exchange
0.125% Notes due 2026	PM26B	New York Stock Exchange
3.125% Notes due 2027	PM27	New York Stock Exchange
3.125% Notes due 2028	PM28	New York Stock Exchange
2.875% Notes due 2029	PM29	New York Stock Exchange
3.375% Notes due 2029	PM29A	New York Stock Exchange
0.800% Notes due 2031	PM31	New York Stock Exchange
3.125% Notes due 2033	PM33	New York Stock Exchange
2.000% Notes due 2036	PM36	New York Stock Exchange
1.875% Notes due 2037	PM37A	New York Stock Exchange
6.375% Notes due 2038	PM38	New York Stock Exchange
1.450% Notes due 2039	PM39	New York Stock Exchange
4.375% Notes due 2041	PM41	New York Stock Exchange
4.500% Notes due 2042	PM42	New York Stock Exchange
3.875% Notes due 2042	PM42A	New York Stock Exchange
4.125% Notes due 2043	PM43	New York Stock Exchange
4.875% Notes due 2043	PM43A	New York Stock Exchange
4.250% Notes due 2044	PM44	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On November 17, 2022, Philip Morris International Inc. (“PMI”) issued US$1,000,000,000 aggregate principal amount of its 5.125% Notes due 2024 (the “2024 Notes”), US$750,000,000 aggregate principal amount of its 5.000% Notes due 2025 (the “2025 Notes”), US$1,500,000,000 aggregate principal amount of its 5.125% Notes due 2027 (the “2027 Notes”), US$1,250,000,000 aggregate principal amount of its 5.625% Notes due 2029 (the “2029 Notes”) and US$1,500,000,000 aggregate principal amount of its 5.750% Notes due 2032 (the “2032 Notes” and, together with the 2024 Notes, the 2025 Notes, the 2027 Notes and the 2029 Notes, the “Notes”). The Notes were issued pursuant to an Indenture dated as of April 25, 2008, by and between PMI and HSBC Bank USA, National Association, as trustee.

In connection with the issuance of the Notes, on November 15, 2022 PMI entered into a Terms Agreement (the “Terms Agreement”) with Barclays Capital Inc., BofA Securities, Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Mizuho Securities USA LLC, SMBC Nikko Securities America, Inc., BBVA Securities Inc., Credit Suisse Securities (USA) LLC, HSBC Securities (USA) Inc., Santander Investment Securities Inc., Standard Chartered Bank, and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which PMI agreed to issue and sell the Notes to the Underwriters. The provisions of an Underwriting Agreement, dated as of April 25, 2008 (the “Underwriting Agreement”), are incorporated by reference in the Terms Agreement.

PMI has filed with the Securities and Exchange Commission a Prospectus dated February 11, 2020 and a Prospectus Supplement (the “Prospectus Supplement”) dated November 15, 2022 (Registration No. 333-236366) in connection with the public offering of the Notes.

PMI intends to add the net proceeds of the offering to its general funds, which may be used: for general corporate purposes; to prepay a portion of borrowings under its 364-day bridge credit agreement dated as of May 11, 2022 ( as amended or modified from time to time prior to the date hereof) among PMI, the lenders from time to time party thereto and Citibank Europe PLC, UK Branch as facility agent; to repay outstanding commercial paper and refinance its outstanding 2.625% Notes due 2023, its outstanding 1.125% Notes due 2023, or its outstanding 2.125% Notes due 2023; or to meet its working capital requirements.

The Notes are subject to certain customary covenants, including limitations on PMI’s ability, with significant exceptions, to incur debt secured by liens and engage in sale/leaseback transactions. PMI may redeem the Notes, in whole or in part, at the applicable redemption prices described in the Prospectus Supplement, plus accrued and unpaid interest thereon to, but excluding, the applicable redemption date. PMI may also redeem all, but not part, of the Notes of each series upon the occurrence of specified tax events as described in the Prospectus Supplement.

Interest on the 2024 Notes is payable from November 17, 2022 semiannually in arrears on May 15 and November 15, commencing May 15, 2023, to holders of record on the preceding May 1 and November 1, as the case may be. Interest on the 2025 Notes is payable from November 17, 2022 semiannually in arrears on May 17 and November 17, commencing May 17, 2023, to holders of record on the preceding May 1 and November 1, as the case may be. Interest on the 2027 Notes is payable from November 17, 2022 semiannually in arrears on May 17 and November 17, commencing May 17, 2023, to holders of record on the preceding May 1 and November 1, as the case may be. Interest on the 2029 Notes is payable from November 17, 2022 semiannually in arrears on May 17 and November 17, commencing May 17, 2023, to holders of record on the preceding May 1 and November 1, as the case may be. Interest on the 2032 Notes is payable from November 17, 2022 semiannually in arrears on May 17 and November 17, commencing May 17, 2023, to holders of record on the preceding May 1 and November 1, as the case may be.

The 2024 Notes will mature on November 15, 2024, the 2025 Notes will mature on November 17, 2025, the 2027 Notes will mature November 17, 2027, the 2029 Notes will mature November 17, 2029 and the 2032 Notes will mature on November 17, 2032.

The Notes will be PMI’s senior unsecured obligations and will rank equally in right of payment with all of its existing and future senior unsecured indebtedness.

For a complete description of the terms and conditions of the Underwriting Agreement, the Terms Agreement and the Notes, please refer to such agreements and the form of Notes, each of which is incorporated herein by reference and is an exhibit to this report as Exhibits 1.1, 1.2, 4.1, 4.2, 4.3, 4.4, and 4.5, respectively.

Certain of the Underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory, commercial and investment banking services for PMI, for which they received or will receive customary fees and expenses. Certain of the Underwriters and their respective affiliates are lenders under PMI’s credit facilities. PMI and some of its subsidiaries may enter into foreign exchange and other derivative arrangements with certain of the Underwriters or their respective affiliates. In addition, certain of the Underwriters or their respective affiliates act as dealers in connection with PMI’s commercial paper programs.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of April 25, 2008 (incorporated by reference to Exhibit 1.1 of PMI’s Registration Statement on Form S-3 (No. 333-150449))

1.2	Terms Agreement, dated November 15, 2022, among PMI and Barclays Capital Inc., BofA Securities, Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Mizuho Securities USA LLC, SMBC Nikko Securities America, Inc., BBVA Securities Inc., Credit Suisse Securities (USA) LLC, HSBC Securities (USA) Inc., Santander Investment Securities Inc., Standard Chartered Bank, and Wells Fargo Securities, LLC, as representatives of the several underwriters

4.1	Form of 5.125% Notes due 2024

4.2	Form of 5.000% Notes due 2025

4.3	Form of 5.125% Notes due 2027

4.4	Form of 5.625% Notes due 2029

4.5	Form of 5.750% Notes due 2032

5.1	Opinion of DLA Piper LLP (US)

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILIP MORRIS INTERNATIONAL INC.

By:	/s/ DARLENE QUASHIE HENRY
Name:	Darlene Quashie Henry
Title:	Vice President, Associate General Counsel and Corporate Secretary

DATE: November 17, 2022